                      FIRST AMENDMENT TO EQUIPMENT LEASE


     THIS FIRST AMENDMENT TO EQUIPMENT LEASE (the "FIRST AMENDMENT") is made and entered into as of the 14th day of August, 1998, by and between NORTH COUNTRY THERMAL LINE, INC. (hereinafter referred to as the "LESSOR") and THERMAL LINE WINDOWS, L.L.P. (hereinafter referred to as the "LESSEE").

                                   RECITALS:

     A. Lessor and Lessee have entered into an Equipment Lease dated January 2, 1996 (the "Lease"), attached hereto as EXHIBIT A and incorporated herein by reference.

     B.   Lessor and Lessee desire to amend the Lease as set forth below.

     NOW, THEREFORE, for valuable consideration, receipt and sufficiency of which is hereby acknowledged, it is agreed between the parties as follows:

     1. The first sentence of Paragraph 4 of the Lease, "OPTION TO PURCHASE," shall be revised to read as follows:

          "Upon the expiration of the Lease Term, Lessee shall have the right and option (the "Purchase Option") to purchase the Equipment from Lessor for a price (the "Option Price") of $24,370.46.

     2. The following shall be added after the last sentence of Paragraph 15, "ASSIGNMENT," of the Lease:

          "c. Notwithstanding anything contained herein to the contrary, this Lease and Lessee's rights and privileges hereunder may be assigned, sublet or otherwise transferred or conveyed to any Affiliate(s) of Lessee or ThermoView Industries, Inc., a Delaware corporation, without the prior written consent of Lessor."

     3. All other terms and conditions of the Lease shall remain the same, except as expressly modified herein.

     IN WITNESS WHEREOF, the parties hereto have hereunto executed this First Amendment to Lease as of the date set forth above.


                              LESSOR:

                              NORTH COUNTRY THERMAL LINE, INC.


                              BY:  /s/ Alvin W. Leingang
                                   -----------------------------------
                                   Alvin W. Leingang, President


                              LESSEE:

                              THERMAL LINE WINDOWS, L.L.P.

                              BY:  ICE, INC., GENERAL PARTNER


                                   BY:  /s/ Stephen A. Hoffmann
                                        ------------------------------
                                        Stephen A. Hoffmann, President

                              BY:  BLIZZARD ENTERPRISES, INC.,
                                   GENERAL PARTNER


                                   BY:  /s/ Stephen A. Hoffmann
                                        ------------------------------
                                        Stephen A. Hoffmann, President